UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 8, 2005

PARTICLE DRILLING TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30819	20-1563395
(Commission File Number)	(I.R.S. Employer Identification No.)

808 Travis, Suite 850 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 9, 2005, Particle Drilling Technologies, Inc., a Nevada corporation (the “Company”), completed a private placement (the “Private Placement”) of 9.0 million shares (the “Shares”) of its voting common stock, par value $0.001 per share (“Common Stock”), to a group of institutional and other accredited investors (the “Purchasers”) at a per share price of $2.00, pursuant to the terms of a Securities Purchase Agreement dated February 9, 2005 by and among the Company and each of the Purchasers (the “Purchase Agreement”).  In connection with the Private Placement, the Company entered into a Registration Rights Agreement dated February 9, 2005 with the Purchasers requiring that, among other things, the Company register the Shares for resale under the Securities Act of 1933, as amended (the “Securities Act”).

Each Purchaser of Shares in the Private Placement received warrants (the “Purchaser Warrants”) exercisable for that number of additional shares of Common Stock equal to the number of Shares purchased by such Purchaser in the Private Placement multiplied by 0.3, or 2.7 million shares of Common Stock in the aggregate.  Each of these Purchaser Warrants is exercisable as follows: (i) with respect to 25%, on the 60th day following the closing date of the Private Placement if a registration statement covering the resale of the Shares has not been filed with the Securities and Exchange Commission (the “SEC”) by such date, (ii) with respect to an additional 25%, on the 90th day following the closing date of the Private Placement if a registration statement covering the resale of the Shares has not been filed with the SEC by such date, (iii) with respect to an additional 25%, on the 150th day following the closing date of the Private Placement if a registration statement covering the resale of the Shares has not been declared effective by the SEC by such date, and (iv) with respect to the remaining 25%, on the 180th day following the closing date of the Private Placement if a registration statement covering the resale of the Shares has not been declared effective by the SEC by such date.  Any Purchaser Warrants that become exercisable may be exercised until February 9, 2015 and are exercisable on a net cashless basis.  The Company is obligated to register for resale the shares of Common Stock issuable upon exercise of the Purchaser Warrants.  In the event that the registration of these warrants lapses for any reason, the exercise period for such warrants shall be automatically extended based upon the amount of time such registration statement is not available.

The aggregate purchase price for the Shares and the Purchaser Warrants sold in the private placement was $18.0 million, before deducting expenses which are currently estimated to be approximately $200,000 and placement agent fees of approximately $600,000.  The Company expects to receive net proceeds from the Private Placement (after payment of estimated expenses and placement agent fees) of approximately $17.2 million.  The Company intends to use the net proceeds to pay off certain liabilities of the Company, for day to day operations, to fund research and development activities, and to commercialize the Company’s drilling technology.  The Company also will use $1.5 million of the net proceeds to repurchase 3.0 million outstanding shares of Common Stock pursuant to a Stock Purchase Agreement dated February 8, 2005 between the Company and Prentis B. Tomlinson, Jr. (the “Tomlinson Stock Purchase Agreement”), who beneficially owned approximately 43% of the outstanding Common Stock immediately prior to the Private Placement, and who will own approximately 17% of the outstanding Common Stock after the Private Placement and repurchase.

In addition, the Company issued to the placement agent with respect to the Private Placement, warrants (the “Placement Agent Warrants”) to purchase 1.5 million shares of Common Stock at an exercise price of $2.00 per share.  The Placement Agent Warrants are exercisable until February 9, 2015 and may be exercised on a net cashless basis.  The Company is obligated to register for resale the shares of Common Stock issuable upon exercise of the Placement Agent Warrants.  In the event that the registration of these warrants lapses for any reason, the exercise period for such warrants shall be automatically extended based upon the amount of time such registration statement is not available.

The sale of the Shares, the Purchaser Warrants and the Placement Agent Warrants was not registered under the Securities Act, and the Shares, the Purchaser Warrants and the Placement Agent Warrants may not be resold in the United States absent registration or an applicable exemption from registration requirements.  The Shares, the Purchaser Warrants and the Placement Agent Warrants were offered and sold pursuant to the exemption from registration afforded by Rule 506 under the Securities Act and/or Section 4(2) of the Securities Act.

The foregoing is a summary of the terms of the Purchase Agreement, the Registration Rights Agreement, the Purchaser Warrants, the Tomlinson Stock Purchase Agreement and the Placement Agent Warrants and does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, the Registration Rights Agreement, the Purchaser Warrants, the Tomlinson Stock Purchase Agreement and the Placement Agent Warrants, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated by reference into this Current Report on Form 8-K.

On February 9, 2005, the Company issued a press release announcing the Private Placement.  A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 3.02.  Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this current report is also responsive to this Item 3.02 and is incorporated herein by reference.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 8, 2004, the Company adopted the Particle Drilling Technologies, Inc. Code of Business Conduct and Ethics (the “Code of Ethics”).  A copy of the Code of Ethics is filed as Exhibit 14.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

The disclosure under Item 1.01 of the current report is also responsive to this Item 7.01 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

10.1*	Securities Purchase Agreement, dated as of February 9, 2005, by and among Particle Drilling Technologies, Inc. and the Purchasers listed on Schedule I thereto.
10.2*	Registration Rights Agreement, dated as of February 9, 2005, by and among Particle Drilling Technologies, Inc. and each of the Purchasers.
10.3*

Common Stock Purchase Warrant issued by Particle Drilling Technologies, Inc. to Rita Barr (with attached schedule of substantially identical Common Stock Purchase Warrants not filed with the Securities and Exchange Commission).

10.4*	Stock Purchase Agreement, dated as of February 8, 2005, by and between Particle Drilling Technologies, Inc. and Prentis B. Tomlinson, Jr.
10.5*	Form of Common Stock Purchase Warrant issued by Particle Drilling Technologies, Inc. to Tejas Securities Group, Inc.
14.1*	Particle Drilling Technologies, Inc. Code of Business Conduct and Ethics.
99.1*	Press Release dated February 9, 2005.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.
(Registrant)

	By:	/s/ J. Chris Boswell
J. Chris Boswell
Senior Vice President and Chief Financial Officer

Date: February 9, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Securities Purchase Agreement, dated as of February 9, 2005, by and among Particle Drilling Technologies, Inc. and the Purchasers listed on Schedule I thereto.
10.2*	Registration Rights Agreement, dated as of February 9, 2005, by and among Particle Drilling Technologies, Inc. and each of the Purchasers.
10.3*

Common Stock Purchase Warrant issued by Particle Drilling Technologies, Inc. to Rita Barr (with attached schedule of substantially identical Common Stock Purchase Warrants not filed with the Securities and Exchange Commission).

10.4*	Stock Purchase Agreement, dated as of February 8, 2005, by and between Particle Drilling Technologies, Inc. and Prentis B. Tomlinson, Jr.
10.5*	Form of Common Stock Purchase Warrant issued by Particle Drilling Technologies, Inc. to Tejas Securities Group, Inc.
14.1*	Particle Drilling Technologies, Inc. Code of Business Conduct and Ethics.
99.1*	Press Release dated February 9, 2005.

*Filed herewith.